From Targeted Science
to Better Healthcare™

CLINICAL DATA®

Clinical Data, Inc.

®

Corporate Overview

April 2007

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Forward-Looking Statements

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation
Reform Act of 1995, as amended.  Forward-looking statements are statements that are not historical facts.
Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions;  our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance.  All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the
Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  These risks and uncertainties include, but are not limited to: whether Vilazodone will advance further in the clinical trials process and whether and when, if at all, Vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether Vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on
Form 10-K for the fiscal year ended March 31, 2006, our subsequent Quarterly Reports on Form 10-Q for the quarters ended June 30, September 30, and December 31, 2006, and our Current Reports on Form 8-
K filed with the Securities and Exchange Commission.  Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

CLINICAL DATA
From Targeted Science to Better Healthcare™

Corporate Snapshot

Phase III compound Vilazodone – targeted depression
therapeutic in $12 billion US market

Leading position in pharmacogenetic testing yielding
sales growth

Annualized pro forma revenues of $85.0 million

~450 employees

Established international presence

US, UK, France, Netherlands & Italy

GLP, CLIA, ISO 9001, FDA, EN13485, CE

CLINICAL DATA
From Targeted Science to Better Healthcare

Management Team and Board of Directors

Drew Fromkin

            President and Chief Executive Officer

Caesar J. Belbel

            Executive Vice President and Chief Legal Officer

C. Evan Ballantyne

            Senior Vice President and Chief Financial Officer

Carol Reed, M.D.

            Senior Vice President and Chief Medical Officer

Robert Bondaryk, Ph.D.

            General Manager and Unit Head, Cogenics

Randal J. Kirk

            Chairman – Most Recently Founder, Chairman and
CEO of New River Pharmaceuticals

Drew Fromkin

           President and Chief Executive Officer of Clinical
Data

Larry D. Horner

        Former Chairman and Chief Executive Officer of
KPMG Peat Marwick

Arthur B. Malman

           Partner at Malman & Goldman, LLP and Chairman of
Dimex Holdings Corporation

Burton E. Sobel, M.D.

        Professor of Medicine at the University of Vermont

Kevin L. Rakin

        Executive-In-Residence at Canaan Partners and
Former President and Chief Executive Officer of
Genaissance Pharmaceuticals

Senior Management Team

Board of Directors

CLINICAL DATA®

From Targeted Science to Better Healthcare℠

PGx HEALTH™
A DIVISION OF CLINICAL DATA

Introducing Therapeutic Diagnostics℠

VITAL DIAGNOSTICS™
A DIVISION OF CLINICAL DATA

Making Diagnostics Accessible℠

COGENICS™
A DIVISION OF CLINICAL DATA

Comprehensive Pharmacogenomics and Molecular Services℠

CLINICAL DATA®
From Targeted Science to Better Healthcare℠

Divisional Structure

Vilazodone

Phase III SSRI/5HT1A

CLIA-certified

laboratories

CLINICAL DATA
From Targeted Science to Better Healthcare™

Divisional Overview

PGxHealth

Leading position in pharmacogenetic test development and commercialization

Proprietary, high-margin Therapeutic Diagnostics™

Rapid growth area of molecular diagnostics and personalized medicine with significant ROI

Targeted to payers and providers

Vilazodone  (SSRI/5HT1A)

Dual-acting serotonergic agent in Phase III pivotal clinical trials with potential for companion pharmacogenetic test

Companion pharmacogenetic test will target responders, increasing overall response rate compare to other first-line agents

Cogenics

Leading provider of pharmacogenomics and molecular services including genotyping, sequencing, gene expression and other related services

Extensive domestic and international client base

Clients include pharmaceutical, biotech, government, academic and agricultural companies

Vital Diagnostics

Well-established, global in vitro diagnostics business

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Corporate Strategy

PGxHealth

Advance intellectual property and genetic marker development

Commercialize scientifically valid and clinically meaningful pharmacogenetic tests with modest cost of development

Optimize Vilazodone franchise:

Complete first pivotal trial and identify genetic markers for
Vilazodone response

Develop targeted depression drug with higher response than current therapies in the target populations

Cogenics

Grow division revenues and drive business unit towards profitability

Leverage capabilities to support PGxHealth’s development of genetic markers and delivery of pharmacogenetic diagnostics

Vital Diagnostics

Maintain leadership position in low to moderately complex in vitro diagnostics

CLINICAL DATA
From Targeted Science to Better Healthcare™

Key Fiscal Year 2007 Achievements

Significantly reduced cash burn from operations Q-over-Q
and Y-over-Y

Increased revenue Q-over-Q and Y-over-Y (normalized for
discontinued operations)

Completed first Vilazodone Phase III trial enrollment

Marker identification underway

Demonstrated substantial growth in revenue from existing
pharmacogenetic test

Revenues from LQT test increased significantly Y-over-Y

Signed overseas distribution agreements

CLINICAL DATA
From Targeted Science to Better Healthcare™

Key Fiscal Year 2007 Achievements

Launched following tests:

Warfarin (October 2006)

Clozapine-Induced-Agranulocytosis (January 2007)

Rituximab (January 2007)

Pipeline candidates identified and under development

Strong business development activity:

In-licensed new genetic markers relating to therapeutics response and safety in CNS,
CV, Oncology and other areas that will lead to novel pharmacogenetic tests

Announced landmark Pharmacare (CVS) partnership - first of its kind

Introduced Long QT test into clinical trials through Quintiles and Spacelabs
Healthcare

Ongoing discussions with other PBM’s, Payors, and Distributors

New technology additions: Luminex, Radius, Roche 454

Algynomics proprietary pain chip for research under development

PGx HEALTH™
A DIVISION OF CLINICAL DATA

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Introducing Therapeutic Diagnostics™

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Healthcare Faces Ongoing Challenges

Reduce high therapeutic and medical costs while
improving clinical outcomes

Reduce cost of trial and error treatment approach

Driven by pharma marketing and lack of targeted prescribing
tools

Improve patient response to therapeutics

Many major drug classes show a response rate of 30%-65%

Patient safety remains major problem

Adverse drug events a leading driver of healthcare costs

Pharmacogenetic tests utilize genetic markers to
identify patients that respond most effectively to the
safest, least costly drugs

PGxHealth Mission

Dedicated to driving
pharmacogenetic testing

and targeted therapeutics into
mainstream clinical care to benefit
providers, payers and patients

CLINICAL DATA
From Targeted Science to Better Healthcare™

PGxHealth Overview

Leading in the rapidly emerging molecular
diagnostics market

High margin business with rapid growth potential

FDA a strong proponent of pharmacogenetics

Leverages wealth of assets and experience to
develop genetic markers for clinical diagnostics

Focus on neuro-psychiatry, cardiology and
oncology

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Value of Clinical Pharmacogenetics

PGxHealth’s tests will improve
clinical outcomes and reduce
costs:

Determine the most efficacious and
safe therapeutics for individuals

Decrease unit drug costs and
medical expenses (Biologics to
brands to generics, reduce ER and
inpatient service consumption)

Provide leverage for payers and
providers within major therapeutic
classes

Overlap with and advance quality
measures and pay-for-performance
programs

Focus on large market
opportunities:

CNS

Cardiovascular

Oncology

Inflammatory Diseases

Clinical Data is an emerging leader in commercializing

pharmacogenetic tests for drug response and safety

CLINICAL DATA®
From Targeted Science to Better Healthcare™

PGxHealth Tests - Sizing The US Market

(1) Prevalence & incidence rates exclude International markets

Notes:

Test

Familion

Long Q/T

Cardiology

~100,000 (U.S.)

1/3,000

PGxPredictTM:

RITUXIMAB

Clozapine Induced Agranulocytosis

CPVT

Disease Incidence/

Prevalence

Diagnostic or Targeted Response /

Therapeutic Area

~2,000,000 (U.S.)

Annually

Coumadin Rx / Warfarin

Cardiology

Follicular Non-Hodgkin’s Lymphoma

Oncology

~28,000 (U.S.)

Annually

~100,000 (U.S)

Annually

Psychiatry

Schizophrenia Rx

~28,000 (U.S.)

1/10,000

Catecholaminergic Polymorphic

         Ventricular Tachycardia

Cardiology

(1)

~2.2 MM (U.S.)

7.2/1,000

PGxPredictTM:

WARFARIN

PGxPredictTM:

CLOZAPINE

Exclusive

IP – Exclusive/

Non-Exclusive

Non-Exclusive

Exclusive

Exclusive

Non-Exclusive

CLINICAL DATA
From Targeted Science to Better Healthcare™

PGxHealth Product Portfolio
Pharmacogenetic Test Pipeline

Psychiatry

Treatment response and toxicities

Schizophrenia
Therapies

Psychiatry

Treatment response

Bipolar Disorder

Inflammatory
Diseases/Oncology

Oncology

Various

(Psychiatry, GI,
Oncology)

Therapeutic Area

Various

Response to
Monoclonal Antibodies

Various

(e.g., CYP450)

Drug Metabolizing

Enzymes

Irinotecan (Camptosar®)

UGT1A1

Therapy/Pathology

Test

CLINICAL DATA
From Targeted Science to Better Healthcare

Vilazodone

Primary Indication: Depression

Market Size: $12 Billion (US)

Profile: New generation, genetically guided dual
serotonergic antidepressant

Mechanism of Action:

Unique molecule

Both Selective Serotonin Reuptake Inhibitor (SSRI) and 5HT1A
partial agonist

Development Stage:  Completed enrollment in Phase III
clinical trial

Licensed from Merck KGaA, September 2004

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Vilazodone Development Plan: Milestones

Identify genetic markers for response: results Q3 2007

Enrich second pivotal study with these markers

Study targeted to be completed around year-end 2008

Conduct long-term safety study in parallel with second
pivotal trial

Manufacture commercial supply

NDA filing targeted for 2009

Develop Rx with companion diagnostic test through
PGxHealth

COGENICS™

A DIVISION OF CLINICAL DATA

Comprehensive Pharmacogenomics and Molecular Services™

CLINICAL DATA

From Targeted Science to Better Healthcare™

CLINICAL DATA
From Targeted Science to Better Healthcare™

Cogenics Overview

Worldwide leading provider of high-quality sequencing, gene expression, genotyping, and other molecular services

Unique range of services

Pharmaceutical, biotech, agricultural, government and academic clients

Full range of regulatory compliance

Operational sites in the US (Texas, Connecticut, North Carolina) and
Europe (France and UK)

Intersects with next generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx)

Mix of margins – classic, non-proprietary services business

Extensive US and international customer base

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Cogenics Service Offerings

Molecular Biology Services

Genomic Stability Testing

Biodistribution

Residual DNA

Expression Analysis

QPCR

Extraction and Banking

Collection Kits

DNA Extraction

Laser Capture Microdissection

BioBanking

Sequencing

ABI 3730

Genotyping

RFLP Mapping

Sequenom

Affymatrix microarray

Whole Genome association

DNA Analysis

DME-T

Agilent microarray

aCGH

Offers >300 different services; the broadest menu in the industry

Supports CLIA, GLP and cGMP regulated environments

CLINICAL DATA
From Targeted Science to Better Healthcare™

Cogenics Key Objectives

Moving aggressively toward profitability

Generated Q307 record revenue in the key business lines

Further position as major independent provider of pharmacogenomics and molecular services with broad integrated offerings

Leverage leading domestic and international client base

Enhance technology platform to increase productivity and reduce costs
(454, Luminex, Protodyne)

Recent partnerships announced with Quintiles, Spacelabs Healthcare,
Epigenomics and Algynomics

Utilize research relationships to feed companion diagnostic RX/DX opportunities

Support PGxHealth marker development and CLIA labs

From Targeted Science
to Better Healthcare™

CLINICAL DATA®

                                Corporate Overview

        July 14, 2006

Clinical Data, Inc.

®

FY 2008

Financials and Objectives

CLINICAL DATA
From Targeted Science to Better Healthcare

Financial Performance Fiscal Q3 (12/31/06)

Q3 revenue increased 19.9% year over year to $22.0 million from $18.4 million

Q3 revenue increased 14.6% sequentially from $19.2 million

Year-to-date revenue increased 53.8% to $64.3 million from $41.8 million for the same period a year ago

During the last four quarters,cash burn decreased from $8.7 million in
Q406 to $4.3 million in Q107 to $2.2 million in Q207; increased slightly in fiscal Q307 to $2.6 million

Vilazodone expenses totaled $1.4 million for Q3 and $4.7 million for the nine months ended December 31, 2006

Severance, restructuring and legal charges resulting from recent acquisitions charges totaled $1.5 million for Q3 and $4.2 million year-to-
date

Q4 - 2006
Q1 - 2007
Q2 - 2007
Q3 - 2007
$2.0
$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($10.0)
($0.9)
($1.9)
($5.9)
($1.3)
($1.3)
($1.7)
$1.2
($1.4)
($2.0)
($1.5)
($1.4)
Adjusted Cash Flow
Vilazodone
Restructuring

From Targeted Science to Better Healthcare™

Excluding the impact of Vilazodone clinical trial expense and restructuring charges, cash flow improved significantly

Financial Performance Fiscal Q3 (12/31/06)

(1 – Q4 2007 restructuring expense $0.7 million plus approximately $0.8 million of legal fees

- 1)

          Actual Cash Burn

($8.7)                                     ($4.3)                                      ($2.2)                                    ($2.6)

CLINICAL DATA®

From Targeted Science to Better Healthcare™

FY 2008 Objectives

PGxHealth:

Access new IP for new marker validation and tests; build pipeline

Grow Long QT franchise

Expand international test distribution

Increase business development activity with healthcare services companies

Vilazodone

Conclude first Phase III clinical trial and identify genetic response markers

Cogenics:

Reduce costs and increase margins

Position to grow revenues through brand recognition, strong sales force development, comprehensive service offerings

Introduce new services and grow profitable revenue lines

Move unit aggressively toward profitability on a consistent basis

Vital Diagnostics:

Grow business, expand distribution

Focus product development resources

Monitor consolidation in sector

Examine strategic value of division

Continue to aggressively manage cash for operations and corporate development opportunities while refocusing and growing the business

                                Corporate Overview

        July 14, 2006

Clinical Data, Inc.

®

www.clda.com

Investor inquiries:

John Quirk

646-536-7029

Clinical Data, Inc.

®